	MIDAS DISCOVERY
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2026
	(Unaudited)

Shares		Value
	Common Stocks (100.19%)
	Major Precious Metals Producers (15.38%)
15,000	Agnico Eagle Mines Limited	$ 3,044,700
68,500	Kinross Gold Corporation	2,090,620
20,250	Newmont Corporation	2,192,062
		7,327,382

	Intermediate Precious Metals Producers (66.53%)
35,000	Aura Minerals Inc.	2,856,000
475,000	B2Gold Corp.	2,151,750
98,000	DPM Metals Inc.	3,450,580
42,000	Endeavour Mining Corp.	2,518,526
319,554	Evolution Mining Limited	2,782,450
205,000	Hochschild Mining PLC	1,619,839
150,000	IAMGOLD Corporation (a)	2,823,000
66,667	OceanaGold Corp.	2,102,126
373,000	Perseus Mining Ltd.	1,367,597
925,000	Resolute Mining Ltd. (a)	890,307
8,400	Royal Gold, Inc.	2,137,716
95,000	SSR Mining Inc.	2,793,000
43,900	Torex Gold Resources Inc.	2,015,137
16,700	Wheaton Precious Metals Corp.	2,187,867
		31,695,895

	Junior Precious Metals Producers (13.15%)
68,300	G Mining Ventures Corp. (a)	2,397,163
97,500	McEwen Inc. (a)	1,990,950
54,000	Triple Flag Precious Metals Corp.	1,874,340
		6,262,453

	Other Natural Resources Companies (5.13%)
15,070	iShares Silver Trust (a)	1,026,870
3,290	SPDR Gold Trust (a)	1,415,654
		2,442,524

	Total investments (Cost $24,487,650) (100.19%) (b)	47,728,254
	Liabilities in excess of cash and other assets (-0.19%)	(90,810)

	Net assets (100.00%)	$ 47,637,444

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $47,728,254 has been pledged as collateral for borrowings under the Fund's credit agreement.  The outstanding loan balance under the credit agreement was $149,000 as of March 31, 2026.

	MIDAS SPECIAL OPPORTUNITIES
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2026
	(Unaudited)

Shares		Value
	Common Stocks (102.70%)
	Fire, Marine & Casualty Insurance (5.19%)
2,500	Berkshire Hathaway Inc. Class B (a)	$ 1,198,000

	National Commercial Banks (8.66%)
6,800	JPMorgan Chase & Co.	2,000,288

	Retail - Home Furniture, Furnishings, and Equipment Stores (7.90%)
10,000	Williams-Sonoma, Inc.	1,823,300

	Security Brokers, Dealers & Flotation Companies (2.21%)
7,600	Interactive Brokers Group, Inc. Class A	509,732

	Service - Business Services (21.65%)
10,000	Mastercard Incorporated Class A	4,996,600

	Service - Computer Programming, Data Processing (40.36%)
32,400	Alphabet Inc. Class A	9,316,944

	Service - Prepackaged Software (5.62%)
435	Constellation Software Inc.	763,681
6,063	Qualys, Inc. (a)	532,635
		1,296,316

	Special Industry Machinery (11.11%)
12,000	Lam Research Corporation	2,563,920

	Total investments (Cost $3,143,496) (102.70%) (b)	23,705,100
	Liabilities in excess of cash and other assets (-2.70%)	(624,117)

	Net assets (100.00%)	$ 23,080,983

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $23,705,100 has been pledged as collateral for borrowings under the Fund's credit agreement. The outstanding loan balance under the credit agreement was $531,126 as of March 31, 2026.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, each of Midas Discovery and Midas Special Opportunities (each a “Fund” and together, the “Funds”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of a Fund. Although the Funds’ Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Company Act”), the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, Midas Management Corporation (the “Investment Manager”), subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of March 31, 2026, in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS DISCOVERY	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 47,728,254	$ -	$ -	$ 47,728,254
Total investments, at value	$ 47,728,254	$ -	$ -	$ 47,728,254

MIDAS SPECIAL OPPORTUNITIES	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 23,705,100	$ -	$ -	$ 23,705,100
Total investments, at value	$ 23,705,100	$ -	$ -	$ 23,705,100

The following is a reconciliation of level 3 assets:
MIDAS DISCOVERY
Balance of level 3 assets at December 31, 2025	$ 0
Proceeds on sale	(7,128)
Realized loss	(499,815)
Change in unrealized depreciation	506,943
Balance at March 31, 2026	$ -
Net change in unrealized depreciation attributable to assets held as level 3 at March 31, 2026	$ 506,943

Cost for Federal Income Tax Purposes
As of March 31, 2026, for federal income tax purposes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation of investments are summarized in the following table. The aggregate cost of investments for tax purposes will depend upon each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation
Midas Discovery	$ 24,487,650	$ 23,784,659	$ (544,055)	$ 23,240,604
Midas Special Opportunities	$ 3,143,496	$ 20,600,905	$ (39,301)	$ 20,561,604

Portfolio Concentration
Each Fund operates as a “non-diversified” investment company under the Company Act, which means that the portion of a Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by a Fund are not limited by the Company Act. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s NAV to be more volatile and thus may subject shareholders to more risk.